Share Options (Details) - Schedule of total compensation cost related to all of the company’s equity-based awards recognized - USD ($) $ in Thousands	6 Months Ended
	Jun. 30, 2023	Jun. 30, 2022
Schedule of total compensation cost related to all of the Company’s equity-based awards recognized [Abstract]
Research and development	$ 122	$ 71
Sales and marketing	14	27
General and administrative	40	14
Total compensation	$ 176	$ 112